LEADER SHORT-TERM BOND FUND

LEADER TOTAL RETURN FUND

LEADER GLOBAL BOND FUND

(each a series of Northern Lights Fund Trust)

Supplement dated November 13, 2015

to the Prospectus dated September 28, 2015

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The section entitled “Investment Advisor Portfolio Managers” on pages 4, 9, and 12 of the Prospectus has been deleted in its entirety and replaced with the following:

Investment Advisor Portfolio Manager: John E. Lekas, founder of Leader Capital Corp., has been the Fund's portfolio manager since it commenced operations in July 2005.

Additionally, the fourth and fifth paragraphs of the section entitled “Management” on page 21 of the Prospectus have been deleted in their entirety and replaced with the following:

Investment Advisor Portfolio Manager: John E. Lekas serves as the portfolio manager and is responsible for the investment decisions of each Fund, as he did for Leader Short-Term Bond’s Predecessor Fund and the Original Fund. He has 20 years’ experience as an investment professional. Prior to founding the Advisor in 1997, Mr. Lekas served as a portfolio manager at Smith Barney where he focused on discretionary management of bond portfolios worth over $200 million. He received a bachelor's degree in finance from the University of Oregon.

The Funds' Statement of Additional Information provides information about Mr. Lekas' compensation structure, other accounts managed and ownership interests in shares of the Funds.

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The information in this supplement contains new and additional information beyond that in the Prospectus and Statement of Additional Information (“SAI”), dated September 28, 2015. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.